UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________________________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 18, 2022

Activision Blizzard, Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-15839	95-4803544
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)
2701 Olympic Boulevard, Building B
Santa Monica,	CA		90404
(Address of Principal Executive Offices)			(Zip Code)
(Registrant's telephone number, including area code): (310) 255-2000
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below): ☐

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.000001 per share	ATVI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Activision Blizzard Disclosure Channels to Disseminate Information

Activision Blizzard, Inc. (“Activision Blizzard”) discloses information to the public concerning Activision Blizzard, Activision Blizzard’s products, content and services, and other items through a variety of disclosure channels in order to achieve broad, non-exclusionary distribution of information to the public. Some of the information distributed through these disclosure channels may be considered material information. Investors and others are encouraged to review the information we make public in the locations below.* This list may be updated from time to time.

•For information concerning Activision Blizzard and its products, content and services, please visit: https://www.activisionblizzard.com.

•For information provided to the investment community, including news releases, events and presentations, and filings with the U.S. Securities and Exchange Commission, please visit: https://investor.activision.com.

•For the latest information from Activision Blizzard, including press releases and the Activision Blizzard blog, please visit: https://www.activisionblizzard.com/newsroom.

•For additional information, please follow Activision Blizzard’s and Lulu Cheng Meservey’s (Activision Blizzard’s Executive Vice President, Corporate Affairs and Chief Communications Officer) Twitter accounts: https://twitter.com/atvi_ab and https://twitter.com/lulumeservey. Except with respect to communications regarding Activision Blizzard, Ms. Meservey’s social media communications from https://twitter.com/lulumeservey are personal communications of Ms. Meservey and are not communications on behalf of Activision Blizzard.

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* These corporate websites and social media channels, and the contents thereof, are not incorporated by reference into this Current Report on Form 8-K nor deemed filed with the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2022

ACTIVISION BLIZZARD, INC.

By:	/s/ Luci Altman
Name:	Luci Altman
Title:	Senior Vice President, Corporate Governance and Corporate Secretary